ADVANCED SERIES TRUST

AST Legg Mason Diversified Growth Portfolio

Supplement dated July 24, 2014 to the Prospectus,

dated April 28, 2014, of Advanced Series Trust

This supplement should be read in conjunction with your Advanced Series Trust (the Trust) Prospectus (the Prospectus), dated April 28, 2014, and should be retained for future reference. The AST Legg Mason Diversified Growth Portfolio (the Portfolio) may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus.

A.	Operational Date

The planned effective operational date of the Portfolio has been changed to November 24, 2014.

To reflect this change, the Prospectus is revised as follows:

I.	The following table replaces the table in the “PORTFOLIO FEES AND EXPENSES” section of the Summary Section of the Prospectus:

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment
Management Fee	0.89%
Distribution and/or Service Fees (12b-1 fees)	0.10%
Other Expenses[1]	0.07%
Acquired Fund Fees and Expenses	0.13%
Total Annual Portfolio Operating Expenses	1.19%
Fee Waiver and/or Expense Reimbursement[2]	-0.12%
Total Annual Portfolio Expenses After Fee Waiver and/or Expense Reimbursement	1.07%

1 The Portfolio will commence operations on or about November 24, 2014. Estimate based in part on assumed average daily net assets of $250 million for the Portfolio for the fiscal period ending December 31, 2014.

2 Prudential Investments LLC (the Manager) has contractually agreed to waive a portion of its investment management fee/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the Subadviser, and excluding taxes, interest, and brokerage commissions) do not exceed 1.07% of the Portfolio’s average daily net assets. This arrangement may not be terminated or modified prior to June 30, 2015, and may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue the arrangement after June 30, 2015 will be subject to review by the Manager and the Trust’s Board of Trustees.

B.	Acquisition of QS Investors Holdings, LLC

Effective May 30, 2014, Legg Mason Inc. (Legg Mason) acquired all of the membership interests of QS Investors Holdings, LLC, the parent company of QS Investors, LLC (“QS Investors”), which is now a wholly-owned subsidiary of Legg Mason, with the intention of integrating Legg Mason Global Asset Allocation, LLC (“LMGAA”) and Batterymarch Financial Management, Inc. (“Batterymarch”) into QS Investors over time. In connection with the acquisition, effective June 30, 2014, the name of LMGAA has been changed to QS Legg Mason Global Asset Allocation, LLC, and the name of Batterymarch has been changed to QS Batterymarch Financial Management Inc.

To reflect these changes, the Prospectus is revised as follows:

I.	All references to Legg Mason Global Asset Allocation, LLC are hereby replaced with QS Legg Mason Global Asset Allocation, LLC (LMGAA).

II.	All references to Batterymarch Financial Management Inc. are hereby replaced with QS Batterymarch Financial Management Inc. (Batterymarch).

III.	The disclosures regarding Legg Mason Global Asset Allocation, LLC and Batterymarch Financial Management, Inc. in the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – INVESTMENT SUBADVISERS” are hereby replaced with the following:

QS Legg Mason Global Asset Allocation, LLC (LMGAA) is a wholly-owned subsidiary of Legg Mason, Inc. As of December 31, 2013, LMGAA had approximately $10.6 billion in assets under management, advisement or administration. LMGAA’s address is 880 Third Avenue, New York, NY 10022.

QS Batterymarch Financial Management, Inc. (Batterymarch) is a wholly-owned subsidiary of Legg Mason, Inc. As of December 31, 2013, Batterymarch had approximately $10.7 billion in assets under management, advisement, or administration. Batterymarch’s address is 880 3rd Ave., New York, NY 10022

C.	New Subadvisory Arrangement

The Board of Trustees of the Trust recently approved adding Western Asset Management Company Limited as a subadviser to the Portfolio. This change will be effective on or about November 24, 2014.

To reflect this change, the Prospectus is revised as follows:

I.	All references to Western Asset Management Company are revised to Western Asset Management Company/Western Asset Management Company Limited (together, Western Asset).

II.	The disclosure regarding Western Asset Management Company in the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – INVESTMENT SUBADVISERS” is hereby replaced with the following:

Western Asset Management Company (WAMCO) &Western Asset Management Company Limited (WAML). WAMCO, established in 1971 and now a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by WAMCO and its supervised affiliates were approximately $451.6 billion as of December 31, 2013. WAMCO’S address is 385 East Colorado Boulevard, Pasadena, California 91101. WAML, a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. WAML is located at 10 Exchange Place, London, England.

D.	New Portfolio Managers

Effective immediately, Steven Bleiberg no longer serves as a co-portfolio manager of the Portfolio. Y. Wayne Lin will continue to serve on the portfolio management team for the Portfolio, and Thomas Picciochi and Ellen Tesler have joined Y. Wayne Lin as portfolio managers of the Portfolio. Mr. Picciochi and Ms. Tesler serve as portfolio managers of QS Legg Mason Global Asset Allocation, LLC.

To reflect these changes, the Prospectus is revised as follows:

I.	All references to Steven Bleiberg are hereby deleted from the Prospectus.

II.	The following replaces the “Management of the Portfolio” table in the section relating to the Portfolio:

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	QS Legg Mason Global Asset Allocation, LLC.	Y. Wayne Lin	Portfolio Manager	November 2014
		Thomas Picciochi	Portfolio Manager	November 2014
		Ellen Tesler	Portfolio Manager	November 2014
	QS Batterymarch Financial Management Inc.*	Stephen A. Lanzendorf	Deputy Chief Investment Officer, Head of Developed Markets Team and Senior Portfolio Manager	November 2014
		Joseph S. Giroux	Portfolio Manager	November 2014
		Jeremy Wee	Portfolio Manager	November 2014
Brandywine Global Investment Management, LLC
Clearbridge Investments, LLC
Western Asset Management Company/Western Asset Management Company Limited

* The Developed Markets Team of QS Batterymarch Financial Management, Inc. (Batterymarch) provides management support for the portions of the Portfolio that are managed by Batterymarch. Members of the investment team may change from time to time. Mr. Lanzendorf, Mr. Giroux and Mr. Wee are responsible for the strategic oversight of investments in those portions of the Portfolio that are managed by Batterymarch. Their focus is on portfolio structure, and they are primarily responsible for ensuring that the portions of the Portfolio managed by Batterymarch comply with the Portfolios investment objective, guidelines and restrictions.

III.	The following replaces the “HOW THE TRUST IS MANAGED – PORTFOLIO MANAGERS – AST Legg Mason Diversified Growth Portfolio” section of the Prospectus relating to the Portfolio:

AST Legg Mason Diversified Growth Portfolio

The portfolio managers from LMGAA that will have primary responsibility for managing the Portfolio are Y. Wayne Lin, Thomas Picciochi and Eller Tesler. Biographies for Mr. Lin, Mr. Picciochi and Ms. Tesler are provided below.

Y. Wayne Lin serves as a Portfolio Manager for LMGAA. Prior to June 2014, Mr. Lin served as Chief Administrative Officer, Investment Strategy Analyst and Portfolio Manager of LMGAA. From 2002 to 2005, Mr. Lin served as an Analyst at Citigroup Asset Management (CAM). Prior to joining CAM in 2002, Mr. Lin held the following professional positions: Internal Management Consultant at TIAA-CREF; Associate Director at Barra Strategic Consulting Group; and Associate at Booz Allen and Hamilton.

Thomas Picciochi serves as a Portfolio Manager of LMGAA and has 24 years of investment experience. Mr. Picciochi has been responsible for multi-asset portfolio management and trading at QS Investors since 2010. Mr. Picciochi was formerly a senior portfolio manager for Deutsche Asset Management’s Quantitative Strategies group, and member of the Global Tactical Asset Allocation Investment Oversight Committee and portfolio manager for Absolute Return Strategies from 1999 to 2010. Prior to joining Deutsche Asset Management, Mr. Picciochi held various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management over a 13 year period. Mr. Picciochi received his B.A. from the University of Miami and an M.B.A. from the University of Miami.

Ellen Tesler serves as a Portfolio Manager of LMGAA and has 15 years of investment experience. Ms. Tesler has been a member of the portfolio management and trading group at QS Investors since 2010. Ms. Tesler was formerly a portfolio manager within the Strategic Asset Allocation Team at Deutsche Asset Management from 2003 to 2010. At Deutsche Asset Management also served as a quantitative analyst for fundamental equity teams from 2000 to 2002.  Prior to joining Deutsche Asset Management, Ms. Tesler spent a year as a quantitative analyst at Lord Abbett and Company. Ms. Tesler received both her B.B.A. and M.B.A. from Pace University.

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